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                                                                    EXHIBIT 10.5

                       FIRST AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT
                      AND POST-CLOSING MATTERS AGREEMENT
                      ----------------------------------

     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND POST-CLOSING MATTERS AGREEMENT (this "Amendment"), dated as of March 15, 2001,
                                      ---------
is among CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), each of
                                                            --------
the banks or other lending institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (each a "Bank" and collectively,
                                                        ----
the "Banks"), BANK ONE, NA (formerly known as The First National Bank of
     -----
Chicago), as syndication agent (the "Syndication Agent"), NATIONAL CITY BANK, as
                                     -----------------
documentation agent (the "Documentation Agent"), THE CHASE MANHATTAN BANK
                          -------------------
(successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), a New York banking corporation ("Chase"), as agent for itself and the other Banks and as issuer of
              -----
Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "Agent").
                                  -----

                                   RECITALS:

     A. The Borrower, the Banks, the Syndication Agent, the Documentation Agent and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of February 27, 2001 (the "Credit Agreement").
                                                     ----------------

     B. In connection with the Credit Agreement, the Borrower, the Banks, the Syndication Agent, the Documentation Agent and the Agent have entered into that certain Post-Closing Matters Agreement dated as of February 27, 2001 (the "PC
                                                                           --
Agreement" and together with the Credit Agreement, the "Agreements").
---------                                               ----------

     C. The parties hereto now desire to amend the Agreements as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                  Definitions
                                  -----------

     1.1  Definitions.  Capitalized terms used in this Amendment, to the extent
          -----------
not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                  ARTICLE II

                                  Amendments
                                  ----------

     2.1  Definition of "Availability Block".  Effective as of the date hereof,
          ----------------------------------
Section 1.1 of the Credit Agreement is hereby amended to add the following definition of "Availability Block", such definition to read in its entirety as
               ------------------
follows:

          "Availability Block" shall mean $10,000,000.
           ------------------
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     2.2  Definition of "Availability".  Effective as of the date hereof, the
          ----------------------------
definition of "Availability" set forth in Section 1.1 of the Credit Agreement is
               ------------
hereby amended to read in its entirety as follows:

          "Availability" shall mean at any time (a) the lesser at such time of
           ------------
     (i) the Borrowing Base minus the Availability Block and (ii) the Total
                            -----
     Commitment (as such amount may be reduced in accordance with the provisions of this Agreement), less (b) the sum of (i) the aggregate
                                    ----
     amount of each Bank's Current Sum at such time, (ii) the aggregate amount of accrued interest outstanding under the Advances at such time, (iii) the aggregate amount of all net liabilities of the Borrower or any of its Subsidiaries or Foreign Affiliates in respect of all Hedging Obligations of the Borrower or any of its Subsidiaries or Foreign Affiliates to Agent, Chase or any other Bank (which net liabilities shall be calculated on a basis satisfactory to the Agent and in accordance with accepted practice), provided that such other Bank notifies the Agent of the amount of such net liabilities in respect of its Hedging Obligations, (iv) all other outstanding Obligations, including without limitation Commitment Fees, fees related to any Letters of Credit, fees payable to the Agent under any fee letter, legal fees and other amounts payable under Section 10.10 hereof, and (v) Reserves; provided however that for purposes of Sections 6.3(f) and
     (i) hereof, Availability shall be calculated based on the Borrowing Base without subtracting the Availability Block and regardless of the amount of the Total Commitment.

     2.3  Definition of Security Agreements.  Effective as of the date hereof,
          ---------------------------------
clause (c) of the definition of "Security Agreements" set forth in Section 1.1
                                 -------------------
of the Credit Agreement is hereby amended to read as follows:

     (c) all pledge agreements executed or to be executed by the Borrower and the Domestic Subsidiaries in favor of the Agent, for the ratable benefit of the Banks, pursuant to which the Borrower and the Domestic Subsidiaries have granted or shall grant a security interest in 100% of the Stock of the Domestic Subsidiaries and 65% of the voting Stock and 100% of the non-voting preferred Stock of each Foreign Subsidiary and Foreign Affiliate, to the extent owned by the Domestic Subsidiaries, or any of them (collectively, the "Pledge Agreements"),
                         -----------------

     2.4  Amendment to Section 6.10.  Effective as of the date hereof, the
          -------------------------
proviso appearing at the end of Section 6.10 of the Credit Agreement is hereby amended to read as follows:

     provided, however, that any Foreign Subsidiary shall not be required to
     --------  -------
     become a Guarantor or grant any Liens hereunder.

     2.5  New Section 6.20.  Effective as of the date hereof, Article VI of the
          ----------------
Credit Agreement is hereby amended to add Section 6.20 to the end thereof, which section shall read in its entirety as follows:

          6.20 Mexico Cash.  In the event the Foreign Subsidiaries domiciled or
               -----------
     organized in Mexico (the "Mexico Subsidiaries"), or any of them, have
                               -------------------
     cash or cash equivalent investments in an aggregate amount in excess of $10,000,000 as of the end of any calendar month, the Borrower shall cause cash in the amount of such excess to be transferred from such Mexico Subsidiaries to the Borrower or any of the Domestic Subsidiaries on or before the immediately following Business Day; provided, however, that such transfer shall not be required if (a) all loans and accounts payable owing or previously owing directly or indirectly by the Mexico Subsidiaries, or any of them, to the Borrower or any of the Domestic Subsidiaries have been previously paid in full and are no longer outstanding, and (b) such payment in full was made in cash and not by

                                      -2-
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     transfer of product, except for any reductions of such accounts payable for product returned to vendors for credit in the ordinary course of business. If any loan or account payable is then owing by any of the Mexico Subsidiaries directly or indirectly to the Borrowers or any of the Domestic Subsidiaries, such cash shall be applied to reduce such loan or account payable. In any event, such cash transferred to the Borrower or any of the Domestic Subsidiaries shall be paid to the Agent in accordance with Section
                                                                         -------
     6.15 for application to reduce outstanding Advances. So long as any loan or
     ----
     account payable is owing by any of Mexico Subsidiaries directly or indirectly to the Borrower or any of the Domestic Subsidiaries, no loans or advances shall be made by the Borrower or any of the Domestic Subsidiaries to any of the Mexico Subsidiaries notwithstanding any amount otherwise available for such loans or advances under the $40,000,000 limit provided in Section 7.7(g). None of the Mexico Subsidiaries shall make any
        --------------
     investments of cash, except cash equivalent investments that would permit any transfer and payment required by this Section to be made when and as required hereby.

     2.6  Borrowing Base Certificate.  Effective as of the date hereof, Exhibit
          --------------------------                                    -------
"F" to the Credit Agreement is hereby amended to read in its entirety as set
---
forth on Annex 1 hereto.

     2.7  Amendments to PC Agreement.  Effective as of the date hereof the PC
          --------------------------
Agreement is hereby amended as follows:

          (a) Schedule II to the PC Agreement is amended to delete any and all requirements relating to pledges of stock of any Sub-Tier Foreign Subsidiary (hereinafter defined) and, accordingly, to delete endnote 6 set forth in such Schedule II. As used herein, "Sub-Tier Foreign Subsidiary"
                                                 ---------------------------
     means each Foreign Subsidiary the Stock of which is owned by another Foreign Subsidiary.

          (b) Schedule II to the PC Agreement is further amended to extend the respective deadlines for each of the requirements specified in endnotes 1 through 5 and 7 set forth in such Schedule II to March 31, 2001; provided, however, that failure to satisfy any requirement specified in any of such endnotes solely due to any delay, action or inaction of any registry or Governmental Authority shall not be an Event of Default so long as all such requirements are completed on or before May 15, 2001.

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

     3.1  Conditions.  The effectiveness of this Amendment is subject to the
          ----------
satisfaction of the following conditions precedent:

          (a)  Amendment Fee.  Borrower shall have paid to the Agent, for the
               -------------
     account of each Bank that executes and delivers this Amendment, an amendment fee in an amount equal to the Commitment of each such Bank multiplied by 12.5 basis points.

          (b)  Representations and Warranties.  The representations and
               ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (c)  No Default.  No Default shall have occurred and be continuing.
               ----------

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          (d)  Corporate Matters.  All corporate proceedings taken in
               -----------------
     connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Locke Liddell & Sapp LLP.

          (e)  Additional Documentation.  The Agent shall have received such
               ------------------------
     additional approvals, opinions, or documents as the Agent or its legal counsel, Locke Liddell & Sapp LLP, may reasonably request.

                                  ARTICLE IV

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1  Ratifications.  The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Agreements and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreements and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreements, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2  Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants to the Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreements, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     5.1  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     5.2  Reference to Agreement.  Each of the Loan Documents, including the
          ----------------------
Agreements and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the respective Agreements as amended hereby, are hereby amended so that any reference in such Loan Documents to the respective Agreements shall mean a reference to the respective Agreements as amended hereby.

     5.3  Expenses of the Agent.  Borrower agrees to pay on demand all costs and
          ---------------------
expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment

                                      -4-
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and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreements, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Agent's legal counsel.

     5.4  Severability.  Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5  APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
          --------------
THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6  Successors and Assigns.  This Amendment is binding upon and shall
          ----------------------
inure to the benefit of the Borrower, the Banks, the Syndication Agent, the Documentation Agent and the Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     5.7  Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall not be effective unless and until the Agent, the requisite Banks, the Borrower and the Guarantors have each executed and delivered a counterpart hereof; provided, however that execution and delivery by Holdings shall not be required for effectiveness of this Amendment, but Holdings shall execute and deliver this Amendment no later than April 15, 2001, and failure to do so by such date shall constitute an Event of Default under the Agreement.

     5.8  Headings.  The headings, captions, and arrangements used in this
          --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9  Release of Claims.  The Borrower and the Guarantors each hereby
          -----------------
acknowledge and agree that none of them has any and there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against the Agent, the Syndication Agent, the Documentation Agent, any of the Banks or the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreements or any of the other Loan Documents, and that neither the Borrower nor any of the Guarantors has any right to seek affirmative relief or damages of any kind or nature from the Agent, the Syndication Agent, the Documentation Agent or any of the Banks. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Borrower and the Guarantors each hereby waives, and hereby knowingly and voluntarily releases and forever discharges the Agent, the Syndication Agent, the Documentation Agent, each of the Banks and their respective predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

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     5.10 ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT
AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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     Executed as of the date first written above.

                                        BORROWER:
                                        --------

                                        CELLSTAR CORPORATION


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        AGENTS AND BANKS:
                                        ----------------

                                        THE CHASE MANHATTAN BANK (successor by
                                        merger to Chase Bank of Texas, National
                                        Association, formerly known as Texas
                                        Commerce Bank National Association), as
                                        Agent and as a Bank


                                        By: /s/  R. Alan Green
                                           -----------------------------------
                                           R. Alan Green
                                           Vice President



                                        BANK ONE, NA (formerly known as The
                                        First National Bank of Chicago), as
                                        Syndication Agent and as a Bank


                                        By: /s/ William V. Clifford
                                            ----------------------------------
                                        Name:  William V. Clifford
                                              --------------------------------
                                        Title: First Vice President
                                              --------------------------------


                                        NATIONAL CITY BANK,
                                        as Documentation Agent and as a Bank


                                        By: /s/ Tom Gurbach
                                           -----------------------------------
                                        Name:  Tom Gurbach
                                        Title: Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Anne G. Shean
                                            ---------------------------------
                                        Name:  Anne G. Shean
                                        Title: Vice President


                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION (formerly known as
                                        Wells Fargo Bank (Texas), National
                                        Association)


                                        By: /s/ Scott J. Manookin
                                           -----------------------------------
                                        Name:  Scott J. Manookin
                                        Title: Vice President


Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                                        NATIONAL AUTO CENTER, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President


                                        CELLSTAR, LTD.

                                        By:  National Auto Center, Inc.,
                                             General Partner


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President

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                                        CELLSTAR FULFILLMENT, LTD.

                                        By:  CellStar Fulfillment, Inc.,
                                             General Partner


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        CELLSTAR FINANCO, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        CELLSTAR FULFILLMENT, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                           -----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        NAC HOLDINGS, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                            ---------------------------------
                                        Elaine Flud Rodriguez
                                        President

                                        CELLSTAR INTERNATIONAL
                                        CORPORATION/ASIA


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        AUDIOMEX EXPORT CORP.


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        CELLSTAR INTERNATIONAL
                                        CORPORATION/SA


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        CELLSTAR AIR SERVICES, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        A & S AIR SERVICE, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President

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                                        CELLSTAR TELECOM, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        FLORIDA PROPERTIES, INC.


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President



                                        CELLSTAR GLOBAL SATELLITE
                                        SERVICE, LTD.

                                        By:  National Auto Center, Inc.,
                                             General Partner


                                        By: /s/ Elaine Flud Rodriguez
                                            ----------------------------------
                                        Name:  Elaine Flud Rodriguez
                                        Title: Sr. Vice President